                                   Exhibit Index

EXHIBIT     DESCRIPTION

EX-99.a     Amended and Restated  Agreement and Declaration of Trust of American
Century Investment Trust, dated March 26, 2004.

EX-99.b     Amended and Restated Bylaws,  dated March 26, 2004 (filed as Exhibit
b to Post-Effective  Amendment No. 19 to the Registration Statement on Form N-1A
of American Century International Bond Funds, File No. 33-43321,  filed on April
29, 2004, and incorporated herein by reference).

EX-99.d1    Management   Agreement   (Investor   Class)  with  American  Century
Investment  Management,  Inc.,  dated  August  1, 1997  (filed  as  Exhibit 5 to
Post-Effective  Amendment No. 33 to the  Registration  Statement on Form N-1A of
American Century  Government Income Trust,  File No. 2-99222,  filed on July 31,
1997, and incorporated herein by reference).

EX-99.d2    Amendment to the Management Agreement (Investor Class) with American
Century Investment  Management,  Inc., dated March 31, 1998 (filed as Exhibit 5b to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of
American Century Municipal Trust, File No. 2-91229, filed on March 26, 1998, and incorporated herein by reference).

EX-99.d3    Amendment to the Management Agreement (Investor Class) with American
Century Investment Management,  Inc., dated July 1, 1998 (filed as Exhibit d3 to
Post-Effective  Amendment No. 39 to the  Registration  Statement on Form N-1A of
American Century  Government  Income Trust,  File No 2-99222,  filed on July 28,
1999, and incorporated herein by reference).

EX-99.d4    Amendment No. 1 to the Management  Agreement  (Investor  Class) with
American Century Investment Management, Inc., dated September 16, 2000 (filed as
Exhibit d4 to Post-Effective  Amendment No. 30 to the Registration  Statement on
Form N-1A of American Century California  Tax-Free and Municipal Funds, File No.
2-82734, filed on December 29, 2000, and incorporated herein by reference).

EX-99.d5    Amendment No. 2 to the Management  Agreement  (Investor  Class) with
American  Century  Investment  Management,  Inc., dated August 1, 2001 (filed as
Exhibit d5 to Post-Effective  Amendment No. 44 to the Registration  Statement on
Form N-1A of American Century  Government Income Trust, File No. 2-99222,  filed on July 31, 2001, and incorporated herein by reference).

EX-99.d6    Amendment No. 3 to the Management  Agreement  (Investor  Class) with
American Century Investment  Management,  Inc., dated December 3, 2001 (filed as
Exhibit d6 to Post-Effective  Amendment No. 16 to the Registration  Statement on
Form N-1A of the Registrant,  File No. 33-65170, filed on November 30, 2001, and incorporated herein by reference).

EX-99.d7    Amendment No. 4 to the Management  Agreement  (Investor  Class) with
American  Century  Investment  Management,  Inc.,  dated July 1, 2002  (filed as
Exhibit d7 to Post-Effective  Amendment No. 17 to the Registration  Statement on
Form N-1A of the  Registrant,  File No.  33-65170,  filed on June 28, 2002,  and incorporated herein by reference).

EX-99.d8    Amendment No. 5 to the Management  Agreement  (Investor  Class) with
American Century Investment Management,  Inc., dated December 31, 2002 (filed as
Exhibit d8 to  Post-Effective  Amendment No. 4 to the Registration  Statement on
Form N-1A of American Century Variable  Portfolios II, Inc., File No. 333-46922,
filed on December 23, 2002, and incorporated herein by reference).

EX-99.d9    Amendment No. 6 to the Management  Agreement  (Investor  Class) with
American Century Investment Management,  Inc., dated as of May 1, 2004 (filed as
Exhibit d9 to Post-Effective  Amendment No. 35 to the Registration  Statement on
Form  N-1A of  American  Century  Quantitative  Equity  Funds,  Inc.,  File  No.
33-19589, filed on April 29, 2004, and incorporated herein by reference).

EX-99.d10   Management   Agreement   (Advisor   Class)  with  American   Century
Investment Management, Inc., dated August 1, 1997 and amended as of June 1, 1998
(filed as  Exhibit  d3 to  Post-Effective  Amendment  No. 9 to the  Registration
Statement on Form N-1A of the Registrant,  File No. 33-65170,  filed on June 30,
1999, and incorporated herein by reference).

EX-99.d11   Amendment to the Management  Agreement (Advisor Class) with American
Century Investment Management,  Inc., dated June 1, 1998 (filed as Exhibit d3 to
Post-Effective  Amendment  No. 9 to the  Registration  Statement on Form N-1A of
American Century  Investment Trust,  File No. 33-65170,  filed on June 30, 1999, and incorporated herein by reference).

EX-99.d12   Amendment No. 1 to the  Management  Agreement  (Advisor  Class) with
American Century Investment Management, Inc., dated September 16, 2000 (filed as
Exhibit d6 to Post-Effective  Amendment No. 36 to the Registration  Statement on
Form N-1A of American Century Target Maturities  Trust, File No. 2-94608,  filed on April 18, 2001, and incorporated herein by reference).

EX-99.d13   Amendment No. 2 to the  Management  Agreement  (Advisor  Class) with
American  Century  Investment  Management,  Inc.  dated August 1, 2001 (filed as
Exhibit d8 to Post-Effective  Amendment No. 44 to the Registration  Statement on
Form N-1A of American Century  Government Income Trust, File No. 2-99222,  filed on July 31, 2001, and incorporated herein by reference).

EX-99.d14   Amendment  No. 3 to the  Management  Agreement  (Advisor  Class with
American Century  Investment  Management,  Inc. dated December 3, 2001 (filed as
Exhibit d10 to Post-Effective  Amendment No. 16 to the Registration Statement on
Form N-1A of the Registrant,  File No. 33-65170, filed on November 30, 2001, and incorporated herein by reference).

EX-99.d15   Amendment No. 4 to the  Management  Agreement  (Advisor  Class) with
American  Century  Investment  Management,  Inc.,  dated July 1, 2002  (filed as
Exhibit d13 to Post-Effective  Amendment No. 17 to the Registration Statement on
Form N-1A of American Century Target Maturities  Trust, File No. 2-94608,  filed on January 31, 2003, and incorporated herein by reference).

EX-99.d16   Amendment No. 5 to the  Management  Agreement  (Advisor  Class) with
American  Century  Investment  Management,  Inc.,  dated May 1,  2004  (filed as
Exhibit d16 to Post-Effective  Amendment No. 35 to the Registration Statement on
Form  N-1A of  American  Century  Quantitative  Equity  Funds,  Inc.,  File  No.
33-19589, filed on April 29, 2004, and incorporated herein by reference).

EX-99.d17   Management  Agreement  (C Class) with  American  Century  Investment
Management,   Inc.,   dated   September   16,  2000  (filed  as  Exhibit  d6  to
Post-Effective  Amendment No. 35 to the  Registration  Statement on Form N-1A of
American Century Target Maturities  Trust, File No. 2-94608,  filed on April 17,
2001, and incorporated herein by reference).

EX-99.d18   Amendment No. 1 to the Management  Agreement (C Class) with American
Century Investment Management,  Inc., dated August 1, 2001 (filed as Exhibit d10 to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of
American Century  Government Income Trust,  File No. 2-99222,  filed on July 31,
2001, and incorporated herein by reference).

EX-99.d19   Amendment No. 2 to the Management  Agreement (C Class) with American
Century  Investment  Management,  Inc., dated December 3, 2001 (filed as Exhibit
d13 to  Post-Effective  Amendment No. 16 to the  Registration  Statement on Form
N-1A of the  Registrant,  File No.  33-65170,  filed on November 30,  2001,  and incorporated herein by reference).

EX-99.d20   Amendment No. 3 to the Management  Agreement (C Class) with American
Century Investment Management, Inc., dated July 1, 2002 (filed as Exhibit d16 to
Post-Effective  Amendment No. 17 to the  Registration  Statement on Form N-1A of
the  Registrant,  File No.  33-65170,  filed on June 28, 2002, and  incorporated herein by reference).

EX-99.d21   Amendment No. 4 to the Management  Agreement (C Class) with American
Century Investment  Management,  Inc., dated September 3, 2002 (filed as Exhibit
d12 to  Post-Effective  Amendment No. 34 to the  Registration  Statement on Form
N-1A of American  Century  California  Tax-Free and  Municipal  Funds,  File No.
2-82734, filed on October 1, 2002, and incorporated herein by reference).

EX-99.d22   Amendment No. 5 to the Management  Agreement (C Class) with American
Century Investment Management,  Inc., dated May 1, 2004 (filed as Exhibit d28 to the Registration  Statement on Form N-1A of American Century Quantitative Equity
Funds,  File No. 33-19589,  filed on April 29, 2004, and incorporated  herein by reference).

EX-99.d23   Management  Agreement  (Institutional  Class) with American  Century
Investment  Management,  Inc.,  dated  August 1, 1997  (filed as an  Exhibit  to
Post-Effective  Amendment No. 20 to the  Registration  Statement on Form N-1A of
American Century  Quantitative Equity Funds, File No. 33-19589,  filed on August
29, 1997, and incorporated herein by reference).

EX-99.d24   Amendment to the  Management  Agreement  (Institutional  Class) with
American  Century  Investment  Management,  Inc.,  dated June 1, 1998  (filed as
Exhibit d6 to Post-Effective  Amendment No. 27 to the Registration  Statement on
Form N-1A of American  Century  Quantitative  Equity Funds,  File No.  33-19589,
filed on April 27, 2000, and incorporated herein by reference).

EX-99.d25   Amendment No. 1 to the Management  Agreement  (Institutional  Class)
with American Century Investment  Management,  Inc., dated August 1, 2001 (filed as Exhibit d13 to Post-Effective  Amendment No. 15 to the Registration Statement
on Form N-1A of the Registrant,  File No. 33-65170, filed on August 8, 2001, and incorporated herein by reference).

EX-99.d26   Amendment No. 2 to the Management  Agreement  (Institutional  Class)
with American Century Investment Management, Inc., dated March 1, 2002 (filed as
Exhibit d17 to Post-Effective  Amendment No. 46 to the Registration Statement on
Form N-1A of American Century  Government Income Trust, File No. 2-99222,  filed on March 4, 2002, and incorporated herein by reference).

EX-99.d27   Amendment No. 3 to the Management  Agreement  (Institutional  Class)
with American  Century  Investment  Management,  Inc.,  dated  December 31, 2002
(filed as Exhibit d18 to  Post-Effective  Amendment  No. 39 to the  Registration
Statement on Form N-1A of American Century  Municipal  Trust,  File No. 2-91229,
filed on December 23, 2002, and incorporated herein by reference).

EX-99.d28   Amendment No. 4 to the Management  Agreement  (Institutional  Class)
with American Century Investment  Management,  Inc., dated May 1, 2004 (filed as
Exhibit d22 to Post-Effective  Amendment No. 35 to the Registration Statement on
Form  N-1A of  American  Century  Quantitative  Equity  Funds,  Inc.,  File  No.
33-19589, filed on April 29, 2004, and incorporated herein by reference).

EX-99.d29   Management  Agreement  (A Class) with  American  Century  Investment
Management,   Inc.,   dated   September   3,  2002  (filed  as  Exhibit  d13  to
Post-Effective  Amendment No. 35 to the  Registration  Statement on Form N-1A of
American  Century  California  Tax-Free and Municipal  Funds,  File No. 2-82734,
filed on December 17, 2002, and incorporated herein by reference).

EX-99.d30   Management  Agreement  (B Class) with  American  Century  Investment
Management,   Inc.,   dated   September   3,  2002  (filed  as  Exhibit  d14  to
Post-Effective  Amendment No. 35 to the  Registration  Statement on Form N-1A of
American  Century  California  Tax-Free and Municipal  Funds,  File No. 2-82734,
filed on December 17, 2002, and incorporated herein by reference).

EX-99.d31   Management  Agreement (C Class II) with American Century  Investment
Management,   Inc.,   dated   September   3,  2002  (filed  as  Exhibit  d15  to
Post-Effective  Amendment No. 35 to the  Registration  Statement on Form N-1A of
American  Century  California  Tax-Free and Municipal  Funds,  File No. 3-82734,
filed on December 17, 2002, and incorporated herein by reference).

EX-99.e1    Amended and Restated  Distribution  Agreement with American  Century
Investment  Services,  Inc.,  dated  September  3, 2002  (filed as Exhibit e1 to
Post-Effective  Amendment No. 35 to the  Registration  Statement on Form N-1A of
American Century Municipal Trust, File No. 2-91229, filed on September 30, 2002, and incorporated herein by reference).

EX-99.e2    Amendment No. 1 to the Amended and Restated  Distribution  Agreement
with American Century Investment Services,  Inc., dated December 31, 2002 (filed as Exhibit e2 to Post-Effective Amendment No. 4 to the Registration Statement on
Form N-1A of American Century Variable  Portfolios II, Inc., File No. 333-46922,
filed on December 23, 2002, and incorporated herein by reference).

EX-99.e3    Amendment No. 2 to the Amended and Restated  Distribution  Agreement
with American Century Investment Services, Inc., dated August 29, 2003 (filed as
Exhibit e3 to Post-Effective  Amendment No. 17 to the Registration  Statement on
Form N-1A of  American  Century  Strategic  Asset  Allocations,  Inc.,  File No.
33-79482, filed on August 28, 2003, and incorporated herein by reference).

EX-99.e4    Amendment No. 3 to the Amended and Restated  Distribution  Agreement
with American Century Investment Services,  Inc., dated February 27, 2004 (filed as Exhibit e4 to Post-Effective  Amendment No. 104 to the Registration Statement
on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213,  filed on
February 26, 2004, and incorporated herein by reference).

EX-99.e5    Amendment No. 4 to the Amended and Restated  Distribution  Agreement
with American Century Investment Services,  Inc., dated as of May 1, 2004 (filed as Exhibit e5 to Post-Effective  Amendment No. 35 to the Registration  Statement
on Form N-1A of American  Century  Quantitative  Equity  Funds,  Inc.,  File No.
33-19589, filed on April 29, 2004, and incorporated herein by reference).

EX-99.g1    Master  Agreement by and between  Commerce Bank,  N.A. and Twentieth
Century  Services,  Inc.,  dated  January  22,  1997  (filed as  Exhibit  b8e to
Post-Effective  Amendment No. 76 to the  Registration  Statement on Form N-1A of
American  Century Mutual Funds,  Inc., File No.  2-14213,  filed on February 28,
1997, and incorporated herein by reference).

EX-99.g2    Global Custody  Agreement  between American Century  Investments and
The  Chase  Manhattan  Bank,  dated  August  9, 1996  (filed  as  Exhibit  b8 to
Post-Effective  Amendment No. 31 to the  Registration  Statement on Form N-1A of
American Century Government Income Trust, File No. 2-99222, filed on February 7,
1997, and incorporated herein by reference).

EX-99.g3    Amendment  to Global  Custody  Agreement  between  American  Century
Investments  and The Chase  Manhattan  Bank,  dated  December  9, 2000 (filed as
Exhibit g2 to  Pre-Effective  Amendment No. 2 to the  Registration  Statement on
Form N-1A of American Century Variable  Portfolios II, Inc., File No. 333-46922,
filed on January 9, 2001, and incorporated herein by reference).

EX-99.h1    Transfer   Agency   Agreement   with   American   Century   Services
Corporation,  dated as of August 1, 1997  (filed as Exhibit 9 to  Post-Effective
Amendment No. 33 to the Registration  Statement on Form N-1A of American Century
Government  Income  Trust,  File  No.  2-99222,  filed  on July  31,  1997,  and incorporated herein by reference).

EX-99.h2    Amendment No. 1 to Transfer Agency  Agreement with American  Century
Services  Corporation,  dated as of June  29,  1998  (filed  as  Exhibit  b9b to
Post-Effective  Amendment No. 23 to the  Registration  Statement on Form N-1A of
American Century Quantitative Equity Funds, File No. 33-19589, filed on June 29,
1998, and incorporated herein by reference).

EX-99.h3    Amendment  No. 2 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated November 20, 2000 (filed as Exhibit h4 to
Post-Effective  Amendment No. 30 to the  Registration  Statement on Form N-1A of
American  Century  California  Tax-Free and Municipal  Funds,  File No. 2-82734,
filed on December 29, 2000, and incorporated herein by reference).

EX-99.h4    Amendment  No. 3 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation  dated  August 1, 2001  (filed as  Exhibit  h5 to
Post-Effective  Amendment No. 44 to the  Registration  Statement on Form N-1A of
American Century  Government Income Trust,  File No. 2-99222,  filed on July 31,
2001, and incorporated herein by reference).

EX-99.h5    Amendment  No. 4 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation  dated  December  3, 2001 (filed as Exhibit h6 to
Post-Effective  Amendment No. 16 to the  Registration  Statement on Form N-1A of
the Registrant,  File No. 33-65170, filed on November 30, 2001, and incorporated herein by reference).

EX-99.h6    Amendment  No. 5 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated  July 1,  2002  (filed as  Exhibit  h6 to
Post-Effective  Amendment No. 17 to the  Registration  Statement on Form N-1A of
the  Registrant,  File No.  33-65170,  filed on June 28, 2002, and  incorporated herein by reference).

EX-99.h7    Amendment  No. 6 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated September 3, 2002 (filed as Exhibit h8 to
Post-Effective  Amendment  No.  35 the  Registration  Statement  on Form N-1A of
American Century Municipal Trust, File No. 2-91229, filed on September 30, 2002, and incorporated herein by reference).

EX-99.h8    Amendment  No. 7 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated December 31, 2002 (filed as Exhibit h7 to
Post-Effective  Amendment  No. 4 to the  Registration  Statement on Form N-1A of
American  Century  Variable  Portfolios II, Inc., File No.  333-46922,  filed on
December 23, 2002, and incorporated herein by reference).

EX-99.h9    Amendment  No. 8 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated May 1,  2004  (filed  as  Exhibit  h10 to
Post-Effective  Amendment No. 35 to the  Registration  Statement on Form N-1A of
American Century  Quantitative  Equity Funds, Inc., File No. 33-19589,  filed on
April 29, 2004, and incorporated herein by reference).

EX-99.h10   Credit Agreement with JPMorgan Chase Bank, as Administrative  Agent, dated as of December 17, 2003 (filed as Exhibit h9 to  Post-Effective  Amendment
No. 39 to the  Registration  Statement  of American  Century  Target  Maturities
Trust, File No. 2-94608,  filed on January 30, 2004, and incorporated  herein by reference).

EX-99.h11   Customer  Identification  Program Reliance Agreement dated April 23,
2004  (filed  as  Exhibit  h12  to  Post-Effective   Amendment  No.  35  to  the
Registration  Statement  on Form N-1A of American  Century  Quantitative  Equity
Funds, Inc., File No. 33-19589, filed on April 29, 2004, and incorporated herein by reference).

EX-99.i     Opinion and Consent of Counsel to be filed by amendment.

EX-99.j1    Consent of PricewaterhouseCoopers LLP, independent accountants to be filed by amendment.

EX-99.j2    Consent  of  Deloitte  &  Touche  LLP  (filed  as  Exhibit  j2  to
Post-Effective  Amendment No. 20 to the  Registration  Statement on Form N-1A of
the Registrant,  File No. 33-65170, filed on December 17, 2002, and incorporated herein by reference).

EX-99.j3    Power of  Attorney,  dated  March 1, 2004  (filed as  Exhibit  j2 to
Post-Effective  Amendment No. 34 to the  Registration  Statement on Form N-1A of
American Century  Quantitative  Equity Funds, Inc., File No. 33-19589,  filed on
March 1, 2004, and incorporated herein by reference).

EX-99.j4    Secretary's Certificate, dated March 1, 2004 (filed as Exhibit j3 to
Post-Effective  Amendment No. 34 to the  Registration  Statement on Form N-1A of
American Century  Quantitative  Equity Funds, Inc., File No. 33-19589,  filed on
March 1, 2004, and incorporated herein by reference).

EX-99.m1    Master  Distribution and Shareholder  Services Plan (Advisor Class),
dated August 1, 1997 (filed as Exhibit m1 to Post-Effective  Amendment No. 32 to the Registration  Statement on Form N-1A of American  Century Target  Maturities
Trust, File No. 2-94608,  filed on January 31, 2000, and incorporated  herein by reference).

EX-99.m2    Amendment  to Master  Distribution  and  Shareholder  Services  Plan
(Advisor  Class),  dated June 29,  1998  (filed as Exhibit m2 to  Post-Effective
Amendment No. 32 to the Registration  Statement on Form N-1A of American Century
Target  Maturities  Trust,  File No.  2-94608,  filed on January 31,  2000,  and incorporated herein by reference).

EX-99.m3    Amendment No. 1 to Master Distribution and Shareholder Services Plan
(Advisor  Class)  dated  August 1, 2001  (filed as Exhibit m3 to  Post-Effective
Amendment No. 44 to the  Registration  Statement on Form N-1A of the Registrant,
File No. 2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.m4    Amendment No. 2 to Master Distribution and Shareholder Services Plan
(Advisor  Class) dated  December 3, 2001 (filed as Exhibit m4 to  Post-Effective
Amendment No. 16 to the  Registration  Statement on Form N-1A of the Registrant,
File No.  33-65170,  filed on November  30,  2001,  and  incorporated  herein by reference).

EX-99.m5    Amendment No. 3 to Master Distribution and Shareholder Services Plan
(Advisor  Class),  dated July 1, 2002  (filed as  Exhibit  m5 to  Post-Effective
Amendment No. 17 to the  Registration  Statement on Form N-1A of the Registrant,
File  No.  33-65170,  filed  on  June  28,  2002,  and  incorporated  herein  by reference).

EX-99.m6    Amendment No. 4 to Master Distribution and Shareholder Services Plan
(Advisor  Class),  dated May 1,  2004  (filed as  Exhibit  m6 to  Post-Effective
Amendment No. 35 to the Registration  Statement on Form N-1A of American Century
Quantitative Equity Funds, Inc., File No. 33-19589, filed on April 29, 2004, and incorporated herein by reference).

EX-99.m7    Master  Distribution  and  Individual  Shareholder  Services Plan (C
Class),  dated  September  16,  2000  (filed  as  Exhibit  m3 to  Post-Effective
Amendment No. 35 to the Registration  Statement on Form N-1A of American Century
Target  Maturities  Trust,  File  No.  2-94608,  filed on April  17,  2001,  and incorporated herein by reference).

EX-99.m8    Amendment No. 1 to Master  Distribution  and Individual  Shareholder
Services  Plan  (C  Class),  dated  August  1,  2001  (filed  as  Exhibit  m5 to
Post-Effective  Amendment No. 44 to the  Registration  Statement on Form N-1A of
American Century  Government Income Trust,  File No. 2-99222,  filed on July 31,
2001, and incorporated herein by reference).

EX-99.m9    Amendment No. 2 to Master  Distribution  and Individual  Shareholder
Services  Plan (C  Class),  dated  December  3,  2001  (filed as  Exhibit  m7 to
Post-Effective  Amendment No. 16 to the  Registration  Statement on Form N-1A of
the Registrant,  File No. 33-65170, filed on November 30, 2001, and incorporated herein by reference).

EX-99.m10   Amendment  No.  3  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class), dated July 1, 2002 (filed as Exhibit m9 to
Post-Effective  Amendment No. 17 to the  Registration  Statement on Form N-1A of
the  Registrant,  File No.  33-65170,  filed on June 28, 2002, and  incorporated herein by reference).

EX-99.m11   Amendment  No.  4  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class),  dated September 3, 2002 (filed as Exhibit
m5 to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A
of American Century  Municipal Trust,  File No. 2-91229,  filed on September 30,
2002, and incorporated herein by reference).

EX-99.m12   Amendment  No.  5  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class), dated January 2, 2004 (filed as Exhibit m6 to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of
American Century Municipal Trust, File No. 2-91229,  filed on February 26, 2004, and incorporated herein by reference).

EX-99.m13   Amendment  No.  6  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class), dated May 1, 2004 (filed as Exhibit m13 to
Post-Effective  Amendment No. 35 to the  Registration  Statement on Form N-1A of
American Century  Quantitative  Equity Funds, Inc., File No. 33-19589,  filed on
April 29, 2004, and incorporated herein by reference).

EX-99.m14   Master  Distribution  and  Individual  Shareholder  Services Plan (A
Class) dated September 3, 2002 (filed as Exhibit m6 to Post-Effective  Amendment
No. 34 to the Registration Statement on Form N-1A of American Century California
Tax-Free and Municipal  Funds,  File No. 2-82734,  filed on October 1, 2002, and incorporated herein by reference).

EX-99.m15   Amendment No. 1 to the Master Distribution and Shareholder  Services
Plan (A  Class),  dated  as of  February  27,  2004  (filed  as  Exhibit  m18 to
Post-Effective  Amendment No. 104 to the Registration  Statement on Form N-1A of
American  Century Mutual Funds,  Inc., File No.  2-14213,  filed on February 26,
2004, and incorporated herein by reference).

EX-99.m16   Master  Distribution  and  Individual  Shareholder  Services Plan (B
Class) dated September 3, 2002 (filed as Exhibit m7 to Post-Effective  Amendment
No. 34 to the Registration Statement on Form N-1A of American Century California
Tax-Free and Municipal  Funds,  File No. 2-82734,  filed on October 1, 2002, and incorporated herein by reference).

EX-99.m17   Amendment No. 1 to the Master Distribution and Shareholder  Services
Plan (B  Class),  dated  as of  February  27,  2004  (filed  as  Exhibit  m20 to
Post-Effective  Amendment No. 104 to the Registration  Statement on Form N-1A of
American  Century Mutual Funds,  Inc., File No.  2-14213,  filed on February 26,
2004, and incorporated herein by reference).

EX-99.n1    Amended and  Restated  Multiple  Class Plan dated  September 3, 2002
(filed  as  Exhibit n to  Post-Effective  Amendment  No. 35 to the  Registration
Statement on Form N-1A of American  Century  California  Tax-Free and  Municipal
Funds, File No. 2-82734,  filed on December 17, 2002, and incorporated herein by reference).

EX-99.n2    Amendment  No. 1 to the Amended  and  Restated  Multiple  Class Plan
dated December 31, 2002 (filed as Exhibit n2 to Post-Effective  Amendment No. 39 to the Registration  Statement on Form N-1A of American Century Municipal Trust,
File No.  2-91229,  filed on  December  23,  2002,  and  incorporated  herein by reference).

EX-99.n3    Amendment  No. 2 to the Amended  and  Restated  Multiple  Class Plan
dated August 29, 2003 (filed as Exhibit n3 to Post-Effective Amendment No. 17 to the  Registration  Statement on Form N-1A of American  Century  Strategic  Asset
Allocations, Inc., File No. 33-79482, filed on August 28, 2003, and incorporated herein by reference).

EX-99.n4    Amendment  No. 3 to the Amended  and  Restated  Multiple  Class Plan
dated as of February 27, 2004 (filed as Exhibit n4 to  Post-Effective  Amendment
No. 104 to the  Registration  Statement on Form N-1A of American  Century Mutual
Funds,  Inc.,  File No.  2-14213,  filed on February 26, 2004, and  incorporated herein by reference).

EX-99.n5    Amendment  No. 4 to the Amended  and  Restated  Multiple  Class Plan
dated as of May 1, 2004 (filed as Exhibit n5 to Post-Effective  Amendment No. 35 to the  Registration  Statement  on Form N-1A of American  Century  Quantitative
Equity Funds, Inc., File No. 33-19589, filed on April 29, 2004, and incorporated herein by reference).

EX-99.p     American  Century  Investments Code of Ethics (filed as Exhibit p to
Post-Effective  Amendment No. 35 to the  Registration  Statement on Form N-1A of
American Century  Quantitative  Equity Funds File No.  33-19589,  filed on April
29,2004, and incorporated herein by reference).